Unrecognized contractual commitments (excluding Orange Bank)	12 Months Ended
Dec. 31, 2019
Unrecognized contractual commitments [abstract]
Unrecognized contractual commitments (excluding Orange Bank)

Note 15    Unrecognized contractual commitments (excluding Orange Bank)

At December 31, 2019, Orange is not aware of having entered into any commitment involving entities controlled by the Group, that may have a material effect on its current or future financial position, other than the commitments described in this Note.

The amount of unrecognized contractual commitments as of December 31, 2019 has been significantly reduced compared to December 31, 2018 as a result of the application of IFRS 16 (see Note 2.3.1).

15.1    Operating activities commitments

(in millions of euros)	Total	Less than	From one	More than
		one year	to five years	five years
Operating activities commitments	12,450	3,943	4,441	4,066
Operating leases commitments	730	119	313	298
Handsets purchase commitments	395	393	2	-
Transmission capacity purchase commitments	572	185	189	198
Other goods and services purchase commitments	2,816	1,300	1,107	409
Investment commitments	1,878	620	820	438
Public initiative networks commitments	4,928	1,114	1,855	1,959
Guarantees granted to third parties in the ordinary course of business	1,131	212	155	764

Lease commitments

Lease commitments are mainly comprised of property lease commitments associated to contracts with underlying assets available after December 31, 2019 and contracts that are excluded from the scope of IFRS 16 (see Note 2.3.1). The other leases are leases relating to general expenses (equipment, vehicles and other assets).

(in millions of euros)	Discounted value of	Minimum future
	future lease payments	lease payments
Property lease commitments	665	692
o/w technical activities	117	135
o/w shops/offices activities	548	557

Maturities are set forth below:

(in millions of euros)	Minimum	Less than	1-2	2-3	3-4	4-5	More than
	future	one year	years	years	years	years	five years
	lease
	payments
Property lease commitments	692	102	90	85	63	56	296

The Group may choose whether or not to renew these leases upon expiration or replace them by other leases with renegotiated terms and conditions. For some of them, a provision for onerous contracts has been booked (see Note 5.3).

The lease commitments correspond to the outstanding minimum future lease payments until the normal date of renewal of the leases or the earliest possible notice date. After periodic revaluation of the leases, these amounts are discounted. The rate used corresponds to the marginal cost of debt.

The information relative to operating leases is provided in accordance with the currently-applicable standards and interpretations. The first application of IFRS 16 as of January 1, 2019 will cause the Group to provide different information, mainly due to:

–  different application scopes: the Group will designate a contract as a leasing contract when it gives the lessee the right to control the use of a given asset, including when a service contract includes a lease component (excluding off-balance-sheet commitments for operating leases). The Group has also chosen to use the two exemptions authorized under IFRS 16, namely contracts with a duration of less than 12 months and those for which the new value of the underlying asset is less than 5,000 euros (see Note 2.3.1);

–  assessment of rents: the off-balance-sheet commitments use a minimum duration without factoring in extension options that the lessee has the reasonable certainty of exercising, including a periodic revaluation of the rents and the rent-free periods based on minimum future payments.

The property lease commitments in France and Europe (excluding Spain) represent respectively 67% and 14% of the total property lease commitments.

Transmission capacity purchase commitments

Transmission capacity purchase commitments as of December 31, 2019 represented 572 million euros. These include 225 million euros for the provision of satellite transmission capacity (comprising contracts with different commitment maturities up to 2028).

Other goods and services purchase commitments

The Group’s other goods and services purchase commitments are primarily related to the network and the purchase of content.

At December 31, 2019, these commitments include:

–  the purchase of broadcasting rights for an amount of 671 million euros;

–  "TowerCo" (site management) contracts in Africa: these commitments amounted to 276 million euros. On January 1,2019, the lease contracts for the sites will lead to supplying different information on the valuation of these commitments;

–  the network maintenance for 305 million euros;

–  the maintenance of submarine cables for which Orange has joint ownership or user rights, for an overall amount of 220 million euros.

Furthermore, on November 28, 2019, the Group signed a "Built to suit" agreement relating to the construction and deployment by Orange for ATC France of a minimum of 900 mobile sites between 2020 and 2024. These sites will be transferred to ATC as and when they are completed. As part of this agreement, Orange has made a 20-year commitment to using the hosting services of its active equipment from the date of the first transfer of the mobile sites.

At December 31, 2019, given the existing uncertainty regarding the nature and temporality of the sites transferred, the amount of the commitment given with regard to the service contract has no value in the table above.

Investment commitments

At the end of December 2019, investment commitments amounted to 1,878 million euros.

In addition to these commitments, which are expressed in monetary terms, the Group made certain commitments to the national regulatory authorities such as ensuring certain coverage of the population concerning by fixed or mobile networks, particularly in the context of assignment of licenses and quality of service. These commitments will require investment expenditure in future years to roll out and enhance the networks. They are not shown in the table above if they have not been expressed in monetary terms, which is usually the case. The Group has accordingly agreed to meet the following conditions:

In France:

–  pursuant to the provisions of Article L.33-13 of the French Postal & Electronic Communications Code regarding coverage in lightly inhabited areas:

–  Orange proposed that it commit to ensuring that, within its FttH deployment scope in the AMII area, unless refused by third parties, that 100% of homes and professional premises would have access to FttH sales offers by the end of 2020 (including a maximum 8% of premises connectable on demand) and that 100% of homes and professional premises would be made connectable by the end of 2022. Subsequent to the Arcep opinion, these proposals were accepted by the government in July 2018,

–  Outside of the AMII area, Orange proposed that it make deployment commitments within the AMEL area the Vienne, Haute-Vienne, Deux-Sèvres and Lot-et-Garonne departments,

–  Lastly, Orange proposed to make commitments outside of the AMII and AMEL areas in the following departments: Orne, Hautes-Pyrénées, Yvelines, Territoire-de-Belfort, Guadeloupe, Martinique;

–  on January 14, 2018, the Orange Group and the other French mobile operators signed an agreement (the "New Deal") to ensure better mobile coverage of French territory, particularly rural areas. This agreement includes enhanced coverage obligations, which are included for the period 2018-2021 in our licenses in force in the bands 900 MHz, 1,800 MHz and 2,100 MHz, and for the post 2021 period, in the new licenses for 900 MHz, 1,800 MHz and 2,100 MHz awarded on November 15, 2018:

–  targeted programs for the improvement of coverage, with the coverage of 5,000 areas by operators by 2029,

–  the generalization of 4G by the end of 2020 on almost all existing mobile sites,

–  the acceleration of the coverage of the transport routes, ensuring that the main road and rail routes have 4G coverage,

–  the supply of a fixed 4G service and the extension of the service to 500 additional sites upon request from the government by 2020,

–  the widespread use of telephone coverage inside buildings, proposing voice over Wi-Fi and SMS over Wi-Fi offers and offers involving the indoor coverage of buildings upon request,

–  the improvement of reception quality throughout the country, particularly in rural areas, with good coverage (according to the Arcep decision No. 2016-1678 relative to publications giving information on mobile coverage) by 2024/2027;

–  In order to cope with the exceptional deterioration that affected its network in 2018 (storms, theft of cables, deterioration due to the recent protest movements, etc.), and be sure to fulfill its commitments in terms of universal service provision, Orange set up a plan involving a 17% increase in the maintenance budget compared to 2017 and hired 200 additional technicians.

–  in 2015, in France, when the frequencies in the 700 MHz band were allocated:

–  coverage obligations in “priority deployment areas” (40% of the country within 5 years, 92% within 12 years and 97.7% within 15 years) and in “white area” not yet covered by a broadband network (100% within 12 years), at the level of priority road routes (100% within 15 years) and at the level of the national rail network (60% within 7 years, 80% within 12 years and 90% within 15 years).

–  in 2011, in France, when the frequencies in the 2.6 GHz and 800 MHz bands were allocated:

–  an optional commitment to host mobile virtual network operators (MVNOs) on certain technical and pricing terms under Full MVNO schemes,

–  an obligation to provide mobile coverage with theoretical maximum download speeds of at least 60 Mbps per user (25% of the country within 4 years and 75% within 12 years for the 2.6 GHz band, 98% of the country within 12 years and 99.6% within 15 years for the 800 MHz band) which can be met by using both the allocated frequencies and other frequencies,

–  for the 800 MHz band, specifically: a coverage obligation in priority areas (40% of the country within 5 years, 90% within 10 years) with no obligation to provide roaming services, a coverage obligation in each department (90% within 12 years, 95% within 15 years) and an obligation to pool resources in communities covered by the “white area” program.

In Africa & Middle-East:

–  in 2016, in Senegal, when the 4G license was awarded and the license for mobile 2G and 3G was renewed:

–  a coverage obligation of 90% of the population in 3 years;

–  an obligation to cover in 5 years all territory in the inhabited border areas of Senegal whose number of inhabitants is equal to or greater than 200;

–  a coverage obligation on national roads and highways in 2 years.

–  in 2016, in Egypt, when the 4G license was granted:

–  an obligation to provide 4G coverage of 11% of the population in one year, 42.5% in four years, 69.5% in six years and 70% within ten years.

Non-compliance with these obligations could result in fines and other sanctions ultimately including the withdrawal of licenses awarded. Management believes that the Group has the ability to fulfill these commitments towards government authorities.

Commitments related to Public Initiative Networks

As part of the deployment of the High and Very High Speed network in France, the Group entered into contracts via Public Initiative Networks (mainly public service delegation and public-private partnerships contracts as well as public design, construction, operation and maintenance contracts). The commitments relating to these network construction, concession and operation contracts amounted to 4,928 million euros as of December 31, 2019. In addition to the guarantees given by Orange on behalf of the Public Initiative Networks, the commitments will result in the recognition of 1,739 million euros of intangible assets, 2,488 million euros of expenses and 701 million euros of financial receivables. Maturities are staggered out to 2043.

Guarantees granted to third parties in the ordinary course of business

Commitments made by the Group to third parties in the ordinary course of business represented 1,131 million euros as of December 31, 2019. They included performance guarantees amounting to 425 million euros granted to certain Enterprise customers, in particular as part of the securing of networks and remote access.

The amount of guarantees granted by the Group to third parties (financial institutions, partners, customers and government agencies) to cover the performance of the contractual obligations of non-consolidated entities is not significant. Guarantees granted by the Group to cover the performance of the contractual obligations of the consolidated subsidiaries are not considered as unrecognized contractual commitments, as they would not increase the Group’s commitments in comparison to the underlying obligations of the consolidated subsidiaries.

15.2    Consolidation scope commitments

Asset and liability warranties granted in relation to disposals

Under the terms of agreements between certain Group companies and the acquirers of certain assets, the Group is subject to warranty clauses relating to assets and liabilities. Nearly all material sale agreements provide for ceilings on these warranties.

At December 31, 2019, the main warranties in effect were the following:

–  the uncapped warranties granted to the EE joint venture when contributing the operations in the United Kingdom, concerning the restructuring of equity investments and assets done prior to the contribution expiring in 2022;

–  a warranty given to BT as part of the EE sale, backed 50/50 by Orange Group and Deutsche Telekom as tax and operating warranties, except for events ascribable solely to one or the other, and capped at the contractually fixed sale price of 5.1 billion pounds sterling (6 billion euros converted at the exchange rate on December 31, 2019) as Orange's share, which will expire in 2023. Information on the final terms of EE’s disposal is presented in Note 3.2;

–  standard warranties granted to Vivendi as part of the disposal of its 90% stake in Dailymotion in 2015 and the remaining 10% in 2017. These warranties will expire at the end of the statutory limitation period;

–  miscellaneous standard warranties granted to buyers of real estate sold by the Group.

Orange believes that the risk of these warranties being enforced is remote and that the potential consequences of their being called are not material with respect to the Group’s results and financial position.

Commitments relating to securities

Under the terms of agreements with third parties, Orange can make or receive commitments to purchase or to sell securities. The on-going commitments at December 31, 2019 are not likely to have material impacts on the Group’s financial position.

Orange Tunisie

Under the terms of the shareholders’ agreement with Investec dated May 20, 2009, Orange has a call option giving it the right to purchase at market value 1% of the share capital of Orange Tunisie plus one share, subject to regulatory authorizations. If this option were to be exercised, Orange would take control of Orange Tunisie. Investec would then have the right to sell to Orange 15% of the share capital of Orange Tunisie at market value.

Orange Bank

In accordance with the December 18, 2019 renegotiation of the  shareholders’ agreement:

–  The commitment by Orange and Groupama to invest at the level of their percentage ownership in the capital increase of Compagnie Financière d'Orange Bank necessary to finance its working capital requirements (per the CET1 ratio) expired. The financial liability recognized in this connection was therefore extinguished;

–  The promise to buy (put option) granted to Groupama on 20% of the Orange Bank equity as well as the promise to sell (call option) granted by Groupama on the remainder of its equity interest in Orange Bank became null and void.

15.3    Financing commitments

The Group’s main commitments related to borrowings are set out in Note 13.

Orange has pledged certain investment securities and other assets to financial institutions or used them as collateral to cover bank borrowings and credit lines.

Guarantees granted to some lending institutions to finance consolidated subsidiaries are not set out below.

Assets covered by commitments

The items presented below do not include the impact of the regulation on the transferability of the assets or the possibility of contractual restrictions in network asset sharing agreements.

As of December 31, 2019 Orange has no material pledge on its subsidiaries’ securities.

(in millions of euros)	December 31,	December 31,	December 31,
	2019	2018	2017
Assets held under finance leases	636	574	528
Non-current pledged, mortgaged or receivership assets(1)	366	453	107
Collateralized current assets	2	21	19
Total	1,004	1,048	654

(1)	Non-current pledged, mortgaged or receivership assets are shown excluding cash collateral deposits, which are presented in Note 12.7.

Non-current pledged or mortgaged assets comprise the following assets given as guarantees:

December 31, 2019	Total in statement of	Amount of asset pledged,	Percentage
(in millions of euros)	financial position (a)	mortgaged or receivership (b)	(b)/(a)
Intangibles assets, net (excluding goodwill)	14,788	19	0%
Property, plant and equipment, net	28,423	1	0%
Non-current financial assets	2,466	346	14%
Other (1)	35,689	—	—
Total	81,366	366	0%

This item mainly includes net goodwill, interests in associates, net deferred tax assets and non-current derivatives assets.